UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 7878

Dreyfus LifeTime Portfolios, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10 166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	9/30
Date of reporting period:	9/30/11

FORM N-CSR,

Item 1.                        Reports to Stockholders.

Dreyfus
LifeTime Portfolios, Inc.
Growth and Income Portfolio

ANNUAL REPORT September 30, 2011

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
26	Statement of Financial Futures
27	Statement of Assets and Liabilities
28	Statement of Operations
29	Statement of Changes in Net Assets
31	Financial Highlights
33	Notes to Financial Statements
45	Report of Independent Registered Public Accounting Firm
46	Important Tax Information
47	Information About the Renewal of the Fund’s Investment Advisory and Sub-Investment Advisory Agreements
52	Board Members Information
54	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus LifeTime Portfolios, Inc.
Growth and Income Portfolio

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This annual report for Dreyfus LifeTime Portfolios, Growth and Income Portfolio covers the 12-month period from October 1, 2010, through September 30, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Investors generally were encouraged by expectations of a more robust economic recovery over the first half of the reporting period, but investor sentiment deteriorated sharply during the second half due to disappointing economic data, rising commodity prices, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. Market volatility was particularly severe during August and September after a major credit rating agency downgraded U.S. long-term debt. Stocks proved sensitive to macroeconomic concerns in this challenging environment, often regardless of more promising company fundamentals, and most U.S. equity market indices gave back their earlier gains.

The economic outlook currently is clouded by market turbulence and political infighting, but we believe that a continued subpar global expansion is more likely than a return to recession. Inflationary pressures appear to be waning in most countries as energy prices recently have retreated from their highs. In the United States, the Federal Reserve Board has signaled its intention to maintain an aggressively accommodative monetary policy, which may help offset the financial stresses caused by deleveraging in the private sector and fiscal consolidation by governments in the United States and Europe.To assess the potential impact of these and other developments on your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 17, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2010, through September 30, 2011, as provided by Jocelin A. Reed, CFA, Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended September 30, 2011, Dreyfus LifeTime Portfolios, Growth and Income Portfolio’s Investor Class shares produced a total return of 2.12%, and Restricted Class shares returned 2.47%.1This compares with a 1.28% total return for the fund’s customized blended benchmark for the same period.2 In addition, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) produced a 1.13% return over the reporting period.3 Stocks rallied through the first quarter of 2011 amid expectations of continued economic recovery, but several macroeconomic disappointments later erased their gains. In contrast, bonds mostly generated positive absolute returns over the reporting period. The fund produced higher returns than its benchmark, mainly due to the success of our security selection strategy.

The Fund’s Investment Approach

Dreyfus LifeTime Portfolios, Growth and Income Portfolio seeks maximum total return.To pursue this goal, the fund typically invests in a mix of stocks and bonds.The fund’s neutral asset mix is 50% in stocks and 50% in bonds that are rated investment grade or the unrated equivalent as determined by Dreyfus. Depending on market and economic conditions, the actual mix of stocks to bonds may range from 35%/65% to 65%/35%.The fund typically invests approximately 80% of its stock allocation in stocks of large-capitalization companies.The fund may invest up to 15% of its net assets in foreign securities.

When allocating assets between stocks and bonds, we assess the relative return and risk of each asset class using a proprietary computer model. When selecting large-cap stocks, we seek stocks that appear poised for above-average, long-term capital appreciation, as well as stocks that appear undervalued. The large-cap investments generally mirror the allocations of the S&P 500 Index. The small-cap and foreign equity components and the domestic and foreign bond components are typically constructed to approximate the investment characteristics of the Russell 2000 Index, the Morgan Stanley Capital International Europe,

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Australasia and Far East (EAFE) Index, the Barclays Capital Intermediate Government/Credit Index and the J.P. Morgan Non-U.S. Government Bond Index, respectively.

Shifting Sentiment Sparked Heightened Volatility

Encouraging upturns in economic data and corporate earnings helped support rising stock prices into the first quarter of 2011.Although the rally was interrupted in February 2011 by political unrest in the Middle East and in March by devastating natural and nuclear disasters in Japan, stocks bounced back quickly. In late April, investor sentiment began to deteriorate in earnest when Greece appeared headed for default on its sovereign debt, economic data proved disappointing and a contentious debate regarding U.S. government spending and borrowing intensified. Market turbulence proved particularly severe in August and September as investors disregarded underlying company fundamentals in favor of reacting to each new headline and release of economic data.

Stock Selections Buoyed Relative Results

We emphasized stocks over bonds throughout the reporting period, magnifying the success of our security selection strategy in the fund’s large-cap U.S. stock portfolio at a time when economic concerns led to losses for the benchmark. Indeed, it is worth noting that an overweighted position in equities would have been counterproductive had our security selection strategy been less effective.

The fund particularly benefited from relatively light exposure to financial companies, especially large banks. Instead, the fund participated in the relative strength of bond rating agency Moody’s, credit card issuer Discover Financial Services and investment managers T. Rowe Price and Franklin Resources. In the consumer discretionary sector, auto parts seller O’Reilly Automotive saw sales rise as consumers postponed purchases of new vehicles, retailer Macy’s advanced due to improved merchandising in its Bloomingdale’s division, and ubiquitous coffee chain Starbucks rose after issuing better-than-expected earnings guidance to analysts.Among traditionally defensive consumer staples companies, pharmacy chain CVS Caremark achieved strongly positive cash flows, and tobacco giant Philip Morris International raised its dividend.

Disappointments during the reporting period included the industrials sector, where a number of defense contractors suffered amid fears of reduced federal military spending. The materials sector also lagged market averages, largely due to the impact of falling commodity prices on industry giant Freeport-McMoRan Copper & Gold.

The fund’s investments in small-cap stocks and international stocks, where we employ futures contracts to establish broad market exposure, performed in line with market averages. In the fund’s passively managed bond portfolio, U.S. government securities produced higher returns than corporate-backed bonds during the “flight to quality,” but both sectors generated positive absolute returns for the reporting period overall.

Finding Opportunities in a Slow Growth Economy

Although recent economic turmoil has given us cause for caution, we have continued to favor stocks over bonds. However, we have adopted a relatively conservative posture within the stock portfolio, emphasizing high-quality, large-cap U.S. stocks.We have maintained a passive approach to investing in bonds, small-cap stocks and international stocks.

October 17, 2011

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Bond funds are subject generally to interest rate, credit, liquidity, prepayment and extension risk
(for mortgage funds) and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.
The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments of the fund’s other investments.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that, upon redemption, portfolio shares may be worth more or less than their original cost.
2	For the Growth and Income Portfolio, we have combined the performance of unmanaged indices reflecting the baseline percentages set forth in the prospectus, but in greater detail than the broader prospectus baseline percentages: Domestic Large Company Stocks — 36%; Domestic Small
Company Stocks — 9%; Foreign Stocks — 5%; Domestic Bonds — 45%; and Foreign
Bonds — 5%. The Customized Blended Index combines returns from the Standard & Poor’s
500 Composite Stock Price Index, the Russell 2000 Index, the Morgan Stanley Capital
International Europe, Australasia, Far East (Free) Index — Hedged $U.S. (MSCI EAFE), the
Barclays Capital Intermediate Government/Credit Bond Index (Barclays Capital Index) and
the J. P. Morgan Non-U. S. Government Bond Index — Hedged (J.P. Morgan Global Index)
and is weighted to the aforementioned baseline percentages and rebalanced monthly.
The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance.
The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000 Index is
composed of the 3,000 largest U.S. companies based on total market capitalization.The MSCI
EAFE is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested.The
Barclays Capital Index is a widely accepted, unmanaged index of government and corporate bond market performance composed of U.S. government,Treasury and agency securities, fixed-income securities and nonconvertible investment-grade corporate debt, with an average maturity of 1-10
years.The J.P. Morgan Global Index is an index that measures return on bonds from 12 world markets, hedged into U.S. dollars.
3	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund.

The Fund	5

FUND PERFORMANCE

†	Source: Lipper Inc.
††	Source: Lipper Inc., Morgan Stanley & Co. Incorporated, J.P. Morgan & Co. Incorporated and Bloomberg L.P.

Past performance is not predictive of future performance.

Average Annual Total Returns as of 9/30/11
	1Year	5 Years	10 Years
Investor Class shares	2.12%	1.50%	3.74%
Restricted Class shares	2.47%	1.83%	4.12%
Standard & Poor’s 500
Composite Stock Price Index	1.13%	–1.18%	2.82%
Customized Blended Index	1.28%	2.43%	4.47%

Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The graph on the left compares a $10,000 investment made in each of the Investor Class shares and Restricted Class shares of the Growth and Income Portfolio on 9/30/01 to a $10,000 investment made on that date in the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) as well as to a Customized Blended Index reflecting the portfolio’s asset allocation baseline percentages (“Baseline”) which are described below and in the portfolio’s prospectus. The Customized Blended Index is calculated on a monthly basis and rebalanced monthly.All dividends and capital gain distributions are reinvested.

The Growth and Income Portfolio allocates your money among domestic and foreign stocks and bonds.The portfolio’s performance shown in the line graph above takes into account all applicable fees and expenses on all classes.The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance.The S&P 500 Index was selected because (1) domestic common stocks represent a significant portion of the Baseline and (2) the majority of the stock portion of the portfolio is invested in stocks included in the S&P 500 Index. Because the portfolio has significant fixed-income holdings, however, it can underperform an equity-only index.The Customized Blended Index has been prepared by the portfolio for purposes of more accurate comparison to the portfolio’s overall portfolio composition.We have combined the performance of unmanaged indices reflecting the Baseline percentages set forth in the prospectus, but in greater detail than the broader prospectus Baseline percentages: Domestic Large Company Stocks - 36%; Domestic Small Company Stocks - 9%; Foreign Stocks - 5%; Domestic Bonds - 45%; Foreign Bonds - 5%.The Customized Blended Index combines returns from the S&P 500 Index, the Russell 2000 Index, the Morgan Stanley Capital International Europe,Australasia, Far East (Free) Index-Hedged, $U.S. (“EAFE Index”), the Barclays Capital Intermediate Government/Credit Bond Index (“Barclays Capital Index”) and the J.P. Morgan Non-U.S. Government Bond Index-Hedged, $U.S. (“J.P. Morgan Global Index”), and is weighted to the aforementioned Baseline percentages.The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization.The EAFE Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested.The Barclays Capital Index is a widely accepted, unmanaged index of government and credit bond market performance composed of U.S. government,Treasury and agency securities, fixed-income securities and nonconvertible investment-grade credit debt, with an average maturity of 1-10 years.The J.P. Morgan Global Index is an index that measures returns on bonds from 12 world markets, hedged into U.S. dollars.This index does not include a U.S. bonds component. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to the portfolio’s performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of Dreyfus LifeTime Portfolios, Inc. Growth and Income Portfolio from April 1, 2011 to September 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2011

	Restricted Class Shares	Investor Class Shares
Expenses paid per $1,000†	$4.96	$6.59
Ending value (after expenses)	$921.20	$919.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2011

	Restricted Class Shares	Investor Class Shares
Expenses paid per $1,000†	$5.22	$6.93
Ending value (after expenses)	$1,019.90	$1,018.20

† Expenses are equal to the fund’s annualized expense ratio of 1.03% for Restricted Class and 1.37% for Investor
Class, multiplied by the fund’s average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
September 30, 2011

	Coupon	Maturity	Principal
Bonds and Notes—36.7%	Rate (%)	Date	Amount ($)	Value ($)
Aerospace & Defense—.1%
Boeing,
Sr. Unscd. Notes	4.88	2/15/20	55,000	62,867
Agriculture—.1%
Altria Group,
Gtd. Notes	9.25	8/6/19	45,000	59,073
Banks—3.0%
Bank of America,
Gtd. Notes	3.13	6/15/12	90,000	91,866
Bank of America,
Sr. Unscd. Notes	4.50	4/1/15	85,000	80,622
Bank of America,
Sr. Unscd. Notes, Ser. L	5.65	5/1/18	55,000	52,295
BB&T,
Sub. Notes	4.75	10/1/12	85,000	87,620
BB&T,
Sr. Unscd. Notes	6.85	4/30/19	35,000	43,333
BNP Paribas,
Bank Gtd. Notes	5.00	1/15/21	40,000	39,232
Capital One Financial,
Sr. Unscd. Notes	7.38	5/23/14	80,000	89,413
Citigroup,
Sub. Notes	5.00	9/15/14	95,000	93,235
Citigroup,
Sr. Unscd. Notes	5.38	8/9/20	50,000	51,892
Citigroup,
Sr. Unscd. Notes	5.50	4/11/13	135,000	138,996
Credit Suisse New York,
Sub. Notes	6.00	2/15/18	55,000	55,886
Deutsche Bank Financial,
Bank Gtd. Notes	5.38	3/2/15	45,000	45,629
Deutsche Bank/London,
Sr. Unscd. Notes	4.88	5/20/13	80,000	82,708
Goldman Sachs Group,
Sr. Unscd. Notes	5.25	10/15/13	90,000	93,560
Goldman Sachs Group,
Sr. Unscd. Notes	5.38	3/15/20	35,000	34,816
JPMorgan Chase & Co.,
Sr. Unscd. Notes	2.05	1/24/14	125,000	126,325

The Fund	9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Banks (continued)
JPMorgan Chase & Co.,
Sub. Notes	5.75	1/2/13	50,000	52,401
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.00	1/15/18	35,000	39,029
Keycorp,
Sr. Unscd. Notes	5.10	3/24/21	45,000	45,494
Korea Development Bank,
Sr. Unscd. Notes	8.00	1/23/14	55,000	61,129
Morgan Stanley,
Sr. Unscd. Notes	5.30	3/1/13	70,000	70,608
Morgan Stanley,
Sr. Unscd. Notes	5.50	1/26/20	35,000	32,179
Morgan Stanley,
Sr. Unscd. Notes	5.55	4/27/17	65,000	62,672
PNC Funding,
Bank Gtd. Notes	5.13	2/8/20	40,000	44,351
Royal Bank of Canada,
Sr. Notes	2.63	12/15/15	50,000	51,755
US Bancorp,
Sr. Unscd. Notes	2.45	7/27/15	75,000	77,030
Wachovia,
Sub. Notes	5.63	10/15/16	25,000	27,055
Wells Fargo & Co.,
Sub. Notes	5.13	9/15/16	30,000	31,897
Wells Fargo & Co.,
Sr. Unscd. Notes	5.63	12/11/17	50,000	56,622
WestPac Banking,
Sr. Unscd. Notes	4.88	11/19/19	40,000	41,972
				1,901,622
Building & Construction—.1%
CRH America,
Gtd. Notes	5.30	10/15/13	50,000	52,429
Chemicals—.3%
Dow Chemical,
Sr. Unscd. Notes	7.60	5/15/14	115,000	130,692
E.I. Du Pont De Nemours,
Sr. Unscd. Notes	5.75	3/15/19	60,000	71,984

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Chemicals (continued)
Rohm & Haas,
Sr. Unscd. Notes	5.60	3/15/13	15,000		15,846
					218,522
Consumer Products—.1%
Kimberly-Clark,
Sr. Unscd. Notes	6.13	8/1/17	40,000		47,994
Procter & Gamble,
Sr. Unscd. Notes	4.95	8/15/14	35,000		39,135
					87,129
Diversified Financial Services—1.0%
Bear Stearns,
Sr. Unscd. Notes	5.30	10/30/15	55,000		59,432
Bear Stearns,
Sr. Unscd. Notes	7.25	2/1/18	30,000		35,410
Credit Suisse USA,
Bank Gtd. Notes	4.88	1/15/15	75,000		79,036
General Electric Capital,
Gtd. Notes	2.13	12/21/12	175,000		178,860
General Electric Capital,
Sr. Unscd. Notes	2.25	11/9/15	85,000		84,102
General Electric Capital,
Sr. Unscd. Notes	4.63	1/7/21	40,000		41,592
General Electric Capital,
Sr. Unscd. Notes, Ser. A	4.75	9/15/14	55,000		58,939
Jefferies Group,
Sr. Unscd. Notes	8.50	7/15/19	25,000		27,845
SLM,
Sr. Unscd. Notes, Ser. A	5.00	10/1/13	50,000		48,967
					614,183
Diversified Metals & Mining—.3%
Barrick Gold,
Sr. Unscd. Notes	6.95	4/1/19	30,000	[a]	36,429
Rio Tinto Alcan,
Sr. Unscd. Notes	5.00	6/1/15	40,000		43,365
Rio Tinto Finance USA,
Gtd. Notes	3.50	11/2/20	40,000		39,408

The Fund	11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Diversified Metals & Mining (continued)
Vale Overseas,
Gtd. Notes	4.63	9/15/20	45,000	44,100
				163,302
Electric Utilities—.6%
Commonwealth Edison,
First Mortgage Bonds	5.80	3/15/18	25,000	29,149
Duke Energy Carolinas,
First Mortgage Bonds	5.30	10/1/15	85,000	97,557
Kentucky Utilities,
First Mortgage Bonds	3.25	11/1/20	40,000	41,423
MidAmerican Energy,
Sr. Unscd. Notes	5.30	3/15/18	30,000	34,771
NiSource Finance,
Gtd. Notes	5.25	9/15/17	35,000	38,020
Public Service of Colorado,
First Mortgage Bonds, Ser. 12	4.88	3/1/13	50,000	52,748
Southwestern Electric Power,
Sr. Unscd. Notes, Ser. E	5.55	1/15/17	25,000	27,610
Virginia Electric & Power,
Sr. Unscd. Notes	5.40	4/30/18	55,000	64,851
				386,129
Environmental Control—.1%
Waste Management,
Gtd. Notes	4.60	3/1/21	45,000	48,365
Food & Beverages—.4%
Anheuser-Busch Cos.,
Gtd. Bonds	5.00	1/15/15	55,000	61,002
Anheuser-Busch InBev Worldwide,
Gtd. Notes	7.75	1/15/19	45,000	58,526
Diageo Capital,
Gtd. Notes	5.75	10/23/17	45,000	52,632
Kraft Foods,
Sr. Unscd. Notes	5.38	2/10/20	40,000	45,346
Pepsico,
Sr. Unscd. Notes	4.50	1/15/20	55,000	61,851
				279,357

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Foreign/Governmental—2.4%
African Development Bank,
Sub. Notes	6.88	10/15/15	45,000	53,648
Asian Development Bank,
Sr. Unscd. Notes	2.75	5/21/14	75,000	79,175
Brazilian Government,
Sr. Unscd. Bonds	8.88	10/14/19	40,000	54,400
Chilean Government,
Sr. Unscd. Bonds	5.50	1/15/13	75,000	79,104
Eksportfinans,
Sr. Unscd. Notes	5.50	5/25/16	60,000	70,485
European Investment Bank,
Sr. Unsub. Bonds	1.25	2/14/14	100,000	101,489
European Investment Bank,
Sr. Unscd. Bonds	5.13	5/30/17	75,000	89,353
Inter-American
Development Bank,
Sr. Unsub. Notes	3.88	9/17/19	50,000	57,375
International Bank for
Reconstruction & Development,
Sr. Unscd. Notes	5.00	4/1/16	35,000	40,733
International Finance,
Sr. Notes	2.25	4/11/16	80,000	82,652
Italian Government,
Sr. Unscd. Notes	4.38	6/15/13	85,000	85,265
KFW,
Gov’t Gtd. Notes	2.75	9/8/20	50,000	51,916
KFW,
Gov’t Gtd. Notes	3.50	5/16/13	145,000	151,913
KFW,
Gov’t Gtd. Notes	4.88	1/17/17	65,000	76,456
Mexican Government,
Sr. Unscd. Notes	5.13	1/15/20	36,000	39,150
Mexican Government,
Sr. Unscd. Notes	5.63	1/15/17	20,000	22,380
Mexican Government,
Sr. Unscd. Notes	6.63	3/3/15	55,000	62,150

The Fund	13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Foreign/Governmental (continued)
Oesterreichische Kontrollbank,
Gov’t Gtd. Notes	4.50	3/9/15	40,000		44,637
Polish Government,
Sr. Unscd. Notes	6.38	7/15/19	50,000		55,125
Province of Manitoba Canada,
Sr. Unscd. Debs., Ser. FH	4.90	12/6/16	45,000		52,526
Province of Ontario Canada,
Sr. Unscd. Bonds	1.38	1/27/14	110,000		111,286
Province of Ontario Canada,
Sr. Unscd. Bonds	4.00	10/7/19	30,000		33,533
Province of Quebec Canada,
Unscd. Debs	4.88	5/5/14	45,000	[a]	49,590
					1,544,341
Health Care—.8%
Aetna,
Sr. Unscd. Notes	3.95	9/1/20	40,000		41,419
Amgen,
Sr. Unscd. Notes	4.10	6/15/21	40,000		43,142
Astrazeneca,
Sr. Unscd. Notes	5.40	9/15/12	100,000		104,660
Cardinal Health,
Sr. Unscd. Bonds	4.00	6/15/15	60,000		64,422
Johnson & Johnson,
Sr. Unscd. Notes	5.15	7/15/18	20,000		24,281
Laboratory Corporation of America
Holdings, Sr. Unscd. Notes	4.63	11/15/20	40,000		42,861
Medtronic,
Sr. Unscd. Notes	3.00	3/15/15	65,000		68,874
Pfizer,
Sr. Unscd. Notes	6.20	3/15/19	30,000		37,652
Wellpoint,
Sr. Unscd. Notes	5.88	6/15/17	30,000		34,359
Wyeth,
Gtd. Notes	5.50	2/1/14	25,000		27,537
					489,207
Manufacturing—.2%
General Electric,
Sr. Unscd. Notes	5.00	2/1/13	35,000		36,668

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Manufacturing (continued)
General Electric,
Sr. Unscd. Notes	5.25	12/6/17	40,000		44,502
Honeywell International,
Sr. Unscd. Notes	4.25	3/1/21	40,000		44,476
					125,646
Media—.7%
CBS,
Gtd. Notes	5.75	4/15/20	45,000	[a]	49,606
Comcast,
Gtd. Notes	5.15	3/1/20	35,000	[a]	39,573
Cox Communications,
Sr. Unscd. Notes	5.45	12/15/14	45,000		49,864
DirecTV Holdings,
Gtd. Notes	3.50	3/1/16	85,000		87,794
News America,
Gtd. Notes	6.90	3/1/19	30,000		35,102
Time Warner,
Gtd. Notes	5.88	11/15/16	30,000		33,947
Viacom,
Sr. Unscd. Notes	4.50	3/1/21	40,000		41,227
Walt Disney,
Sr. Unscd. Notes	4.70	12/1/12	75,000		78,423
					415,536
Municipal Bonds—.1%
Tennessee Valley Authority,
Notes	5.50	7/18/17	60,000		72,611
Oil & Gas—.8%
Apache Finance Canada,
Gtd. Bonds	4.38	5/15/15	50,000		54,614
BP Capital Markets,
Gtd. Notes	4.75	3/10/19	100,000		110,643
ConocoPhillips,
Gtd. Notes	5.75	2/1/19	25,000		29,937
Consolidated Natural Gas,
Sr. Unscd. Notes, Ser. A	5.00	12/1/14	40,000		43,982
National Grid,
Sr. Unscd. Notes	6.30	8/1/16	50,000		57,541

The Fund 15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Oil & Gas (continued)
Petrobras International Finance,
Gtd. Notes	5.88	3/1/18	30,000	31,541
Petroleos Mexicanos,
Gtd. Notes	8.00	5/3/19	30,000	36,900
Valero Energy,
Gtd. Notes	6.13	6/15/17	50,000	55,701
Weatherford Bermuda Holdings,
Gtd. Notes	9.63	3/1/19	45,000	58,222
				479,081
Pipelines—.2%
Enterprise Products Operating,
Gtd. Bonds, Ser. L	6.30	9/15/17	45,000	52,303
Plains All American Pipeline,
Gtd. Notes	5.00	2/1/21	40,000	42,246
				94,549
Property &
Casualty Insurance—.4%
American International Group,
Sr. Unscd. Notes	5.85	1/16/18	45,000	44,697
Lincoln National,
Sr. Unscd. Notes	8.75	7/1/19	40,000	47,480
Prudential Financial,
Sr. Unscd. Notes	4.75	9/17/15	65,000	67,916
Travelers,
Sr. Unscd. Notes	5.90	6/2/19	40,000	46,682
Willis North America,
Gtd. Notes	6.20	3/28/17	15,000	16,399
				223,174
Real Estate—.3%
ERP Operating,
Sr. Unscd. Notes	5.13	3/15/16	75,000	80,540
HCP,
Sr. Unscd. Notes	6.00	1/30/17	30,000	31,623
Liberty Property,
Sr. Unscd. Notes	5.50	12/15/16	20,000	21,811
Prologis,
Gtd. Notes	6.88	3/15/20	4,000	4,180
Regency Centers,
Gtd. Notes	5.88	6/15/17	25,000	27,069
				165,223

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Retail—.3%
CVS Caremark,
Sr. Unscd. Notes	4.88	9/15/14	30,000	32,794
Home Depot,
Sr. Unscd. Notes	5.40	3/1/16	50,000	56,630
Lowe’s,
Sr. Unscd. Notes	6.10	9/15/17	45,000	54,247
Wal-Mart Stores,
Sr. Unscd. Notes	3.25	10/25/20	35,000	36,328
Wal-Mart Stores,
Sr. Unscd. Notes	5.80	2/15/18	30,000	36,471
				216,470
Technology—.4%
Google,
Sr. Unscd. Notes	3.63	5/19/21	40,000	42,512
Intuit,
Sr. Unscd. Notes	5.75	3/15/17	35,000	39,384
Microsoft,
Sr. Unscd. Notes	3.00	10/1/20	40,000	41,103
Oracle,
Sr. Unscd. Notes	4.95	4/15/13	90,000	95,815
Oracle,
Sr. Unscd. Notes	5.75	4/15/18	50,000	59,655
				278,469
Telecommunications—.8%
Cisco Systems,
Sr. Unscd. Notes	5.50	2/22/16	60,000	69,247
Embarq,
Sr. Unscd. Notes	6.74	6/1/13	70,000	72,775
Qwest,
Sr. Unscd. Notes	7.50	10/1/14	51,000	55,335
Rogers Communications,
Gtd. Notes	6.80	8/15/18	30,000	36,433
Telecom Italia Capital,
Gtd. Notes	5.25	11/15/13	25,000	24,449
Telefonica Emisones,
Gtd. Notes	6.42	6/20/16	40,000	41,051
Verizon Communications,
Sr. Unscd. Notes	1.95	3/28/14	115,000	117,776
Verizon Communications,
Sr. Unscd. Notes	5.50	4/1/17	25,000	28,517

The Fund	17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Telecommunications (continued)
Vodafone Group,
Sr. Unscd. Notes	5.38	1/30/15	40,000		44,555
Vodafone Group,
Sr. Unscd. Notes	5.63	2/27/17	25,000		28,684
					518,822
Transportation—.2%
Burlington North Santa Fe,
Sr. Unscd. Notes	4.70	10/1/19	40,000		44,639
Canadian Pacific Railway,
Sr. Unscd. Notes	7.25	5/15/19	35,000		43,960
CSX,
Sr. Unscd. Notes	5.50	8/1/13	50,000		53,647
Union Pacific,
Sr. Unscd. Notes	6.50	4/15/12	12,000		12,343
					154,589
U.S. Government Agencies—3.4%
Federal Farm Credit Banks,
Bonds	3.88	10/7/13	135,000		144,331
Federal Home Loan Bank,
Bonds	1.00	3/27/13	150,000		151,478
Federal Home Loan Banks,
Bonds, Ser. 432	4.50	9/16/13	100,000		107,967
Federal Home Loan Banks,
Bonds	4.63	10/10/12	5,000		5,225
Federal Home Loan Banks,
Bonds, Ser. VB15	5.00	12/21/15	80,000		92,735
Federal Home Loan Banks,
Bonds	5.00	11/17/17	40,000		48,226
Federal Home Loan Banks,
Bonds, Ser. 656	5.38	5/18/16	40,000		47,518
Federal Home Loan Mortgage Corp.,
Notes	1.75	9/10/15	75,000	[b]	77,405
Federal Home Loan Mortgage Corp.,
Notes,	2.00	8/25/16	115,000	[b]	119,197
Federal Home Loan Mortgage Corp.,
Notes	3.75	3/27/19	65,000	[a,b]	73,553
Federal Home Loan Mortgage Corp.,
Notes	4.50	7/15/13	90,000	[b]	96,658

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government
Agencies (continued)
Federal Home Loan Mortgage Corp.,
Notes	4.50	1/15/14	170,000	[b]	185,558
Federal Home Loan Mortgage Corp.,
Notes	4.50	1/15/15	100,000	[b]	112,252
Federal Home Loan Mortgage Corp.,
Notes	5.13	7/15/12	170,000	[b]	176,618
Federal Home Loan Mortgage Corp.,
Notes	5.75	1/15/12	50,000	[b]	50,810
Federal National Mortgage
Association, Notes	2.38	7/28/15	175,000	[b]	184,291
Federal National Mortgage
Association, Notes	2.75	3/13/14	85,000	[b]	89,632
Federal National Mortgage
Association, Notes	4.38	3/15/13	195,000	[b]	206,321
Federal National Mortgage
Association, Notes	4.38	10/15/15	20,000	[b]	22,705
Federal National Mortgage
Association, Notes	5.00	2/13/17	55,000	[b]	65,227
Federal National Mortgage
Association, Bonds	5.00	5/11/17	80,000	[b]	95,387
					2,153,094
U.S. Government Securities—19.6%
U.S. Treasury Bonds:
7.25%, 5/15/16			105,000		135,589
8.50%, 2/15/20			100,000		154,070
8.75%, 5/15/17			90,000		127,695
8.75%, 5/15/20			120,000		188,297
9.25%, 2/15/16			200,000		273,078
11.25%, 2/15/15			65,000	[a]	88,273
U.S. Treasury Notes:
0.50%, 11/15/13			200,000		200,797
0.50%, 8/15/14			275,000		275,752
0.63%, 7/15/14			275,000	[a]	276,718
1.00%, 8/31/16			125,000	[a]	125,332
1.25%, 8/31/15			110,000	[a]	112,561
1.38%, 3/15/13			225,000		228,728
1.50%, 12/31/13			285,000		292,593
1.75%, 5/31/16			60,000		62,405

The Fund	19

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Securities (continued)
U.S. Treasury Notes (continued):
1.88%, 2/28/14	400,000	414,438
1.88%, 4/30/14	410,000	425,663
2.50%, 6/30/17	100,000	107,516
2.63%, 8/15/20	380,000	407,045
2.63%, 11/15/20	635,000[a]	679,152
2.75%, 2/15/19	125,000	135,918
3.13%, 4/30/13	215,000	224,751
3.13%, 9/30/13	375,000	396,211
3.13%, 5/15/19	285,000	317,552
3.13%, 5/15/21	130,000[a]	144,310
3.25%, 5/31/16	150,000	166,430
3.25%, 7/31/16	200,000	222,125
3.25%, 3/31/17	100,000	111,578
3.38%, 6/30/13	255,000	268,866
3.38%, 7/31/13	75,000	79,251
3.38%, 11/15/19	35,000[a]	39,698
3.50%, 5/31/13	425,000	447,728
3.50%, 2/15/18	215,000	244,243
3.63%, 5/15/13	500,000	527,071
3.63%, 8/15/19	170,000	195,792
3.63%, 2/15/20	140,000	161,634
3.75%, 11/15/18	235,000	271,884
3.88%, 2/15/13	185,000	194,192
4.00%, 2/15/14	135,000	146,602
4.00%, 8/15/18	120,000[a]	140,644
4.13%, 5/15/15	210,000	236,595
4.25%, 8/15/13	345,000	370,498
4.25%, 11/15/13	125,000	135,381
4.25%, 8/15/14	225,000	249,609
4.25%, 11/15/14	345,000	385,403
4.25%, 8/15/15	190,000	216,006
4.25%, 11/15/17	140,000	165,134
4.50%, 11/15/15	170,000	196,098
4.50%, 2/15/16	120,000	139,078
4.63%, 11/15/16	495,000	584,719
4.63%, 2/15/17	200,000	237,328
4.75%, 8/15/17	165,000	198,696
4.88%, 8/15/16	60,000	71,344
5.13%, 5/15/16	145,000	173,105
		12,371,176
Total Bonds and Notes
(cost $21,925,163)		23,174,966

Common Stocks—46.0%	Shares	Value ($)
Consumer Discretionary—4.2%
CBS, Cl. B	3,900	79,482
Dillard’s, Cl. A	6,595	286,751
Ford Motor	22,675[c]	219,267
ITT Educational Services	400[c]	23,032
Kohl’s	3,350	164,485
Lowe’s	20,060	387,960
Marriott International, Cl. A	4,200	114,408
News, Cl. A	1,975	30,553
O’Reilly Automotive	5,950	396,448
Viacom, Cl. B	9,525	368,999
Weight Watchers International	2,740	159,605
Wynn Resorts	3,075	353,871
Yum! Brands	800	39,512
		2,624,373
Consumer Staples—5.6%
Coca-Cola	1,200	81,072
Coca-Cola Enterprises	15,850	394,348
Constellation Brands, Cl. A	13,290[c]	239,220
CVS Caremark	15,100	507,058
Dr. Pepper Snapple Group	10,375	402,342
Kroger	18,925	415,593
Philip Morris International	11,300	704,894
Procter & Gamble	2,334	147,462
Smithfield Foods	9,200[c]	179,400
Wal-Mart Stores	6,757	350,688
Walgreen	3,400	111,826
		3,533,903
Energy—6.4%
Chevron	9,530	881,716
ConocoPhillips	9,650	611,038
Diamond Offshore Drilling	975	53,371
Exxon Mobil	16,214	1,177,623
Halliburton	9,410	287,193
Helmerich & Payne	6,175	250,705
Marathon Oil	18,520	399,662
Tesoro	3,235[c]	62,985

The Fund	21

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
Valero Energy	16,575	294,704
		4,018,997
Financial—5.3%
Aflac	8,600	300,570
Ameriprise Financial	1,125	44,280
Berkshire Hathaway, Cl. B	580[c]	41,203
Capital One Financial	900	35,667
Discover Financial Services	11,575	265,530
Franklin Resources	1,565	149,677
JPMorgan Chase & Co.	18,342	552,461
KeyCorp	49,400	292,942
Leucadia National	14,770	334,984
Lincoln National	14,800	231,324
Northern Trust	990	34,630
Prudential Financial	6,150	288,189
State Street	2,800	90,048
SunTrust Banks	1,990	35,721
T. Rowe Price Group	2,800	133,756
Travelers	3,525	171,773
Wells Fargo & Co.	2,300	55,476
Weyerhaeuser	16,575[d]	257,741
		3,315,972
Health Care—6.6%
Abbott Laboratories	6,700	342,638
Agilent Technologies	7,400	231,250
Amgen	9,055	497,572
Becton Dickinson & Co.	4,950	362,934
Bristol-Myers Squibb	9,500	298,110
Cardinal Health	2,525	105,747
Eli Lilly & Co.	13,625	503,716
Express Scripts	8,980[c]	332,889
Humana	1,600	116,368
Johnson & Johnson	7,881	502,099
Merck & Co.	1,900	62,149
Pfizer	22,776	402,680
St. Jude Medical	6,600	238,854

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
United Therapeutics	2,150[c]	80,604
UnitedHealth Group	1,850	85,322
		4,162,932
Industrial—3.6%
3M	2,025	145,375
Caterpillar	1,400	103,376
CSX	1,330	24,831
Cummins	460	37,564
General Dynamics	3,225	183,470
General Electric	27,786	423,459
Lockheed Martin	1,330	96,611
Northrop Grumman	6,900	359,904
Paccar	950	32,129
Parker Hannifin	1,025	64,708
Raytheon	4,300	175,741
Textron	2,475	43,659
United Parcel Service, Cl. B	6,125	386,794
United Technologies	2,725	191,731
		2,269,352
Information Technology—8.5%
Apple	2,870[c]	1,093,987
Applied Materials	4,140	42,849
BMC Software	5,600[c]	215,936
CA	18,475	358,600
Cisco Systems	8,929	138,310
Google, Cl. A	87[c]	44,751
Hewlett-Packard	10,940	245,603
IAC/InterActiveCorp	1,475[c]	58,336
Intel	8,970	191,330
International Business Machines	5,575	975,792
LSI	21,600[c]	111,888
MasterCard, Cl. A	550	174,438
Microsoft	35,677	888,001
Motorola Solutions	4,439	185,994
NVIDIA	12,030[c]	150,375
Oracle	7,990	229,633

The Fund	23

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Information Technology (continued)
Visa, Cl. A	2,685		230,158
			5,335,981
Materials—2.2%
CF Industries Holdings	1,600		197,424
Domtar	4,350		296,539
Fluor	3,170		147,563
Freeport-McMoRan Copper & Gold	13,575		413,359
Monsanto	2,930		175,917
Mosaic	2,400		117,528
PPG Industries	925		65,360
			1,413,690
Telecommunication Services—2.0%
AT&T	30,425		867,721
Verizon Communications	11,316		416,429
			1,284,150
Utilities—1.6%
American Electric Power	11,800		448,636
Consolidated Edison	5,450		310,759
Southern	1,455		61,648
Wisconsin Energy	7,050		220,595
			1,041,638
Total Common Stocks
(cost $30,673,183)			29,000,988
	Principal
Short-Term Investments—1.9%	Amount ($)		Value ($)
U.S. Treasury Bills;
0.02%, 3/22/12
(cost $1,175,000)	1,175,000	[e]	1,174,734

Other Investment—18.8%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $11,851,000)	11,851,000	[f]	11,851,000

Investment of Cash Collateral
for Securities Loaned—.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $182,200)	182,200[f]	182,200
Total Investments (cost $65,806,546)	103.7%	65,383,888
Liabilities, Less Cash and Receivables	(3.7%)	(2,315,434)
Net Assets	100.0%	63,068,454

a Security, or portion thereof, on loan.At September 30, 2011, the value of the fund’s securities on loan was
$1,443,669 and the value of the collateral held by the fund was $1,446,393, consisting of cash collateral of
$182,200 and U.S. Government and Agency securities valued at $1,264,193.
b The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
c Non-income producing security.
d Investment in real estate investment trust.
e Held by a broker as collateral for open financial futures positions.
f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Common Stocks	46.0	Corporate Bonds	11.2
U.S. Government & Agencies	23.0	Foreign/Governmental	2.4
Short-Term/		Municipal Bonds	.1
Money Market Investments	21.0		103.7

† Based on net assets.
See notes to financial statements.

The Fund	25

STATEMENT OF FINANCIAL FUTURES
September 30, 2011

		Market Value		Unrealized
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 9/30/2011($)
Financial Futures Long
MSCI EAFE	42	2,827,860	December 2011	(18,548)
Russell 2000 Mini	106	6,799,900	December 2011	(477,526)
				(496,074)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2011

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $1,443,669)—Note 2(b):
Unaffiliated issuers	53,773,346	53,350,688
Affiliated issuers	12,033,200	12,033,200
Cash		25,300
Dividends, interest and securities lending income receivable		241,035
Receivable for shares of Common Stock subscribed		3,050
Prepaid expenses		20,791
		65,674,064
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(b)		68,706
Payable for investment securities purchased		1,957,249
Payable for futures variation margin—Note 5		321,690
Liability for securities on loan—Note 2(b)		182,200
Payable for shares of Common Stock redeemed		7,053
Accrued expenses		68,712
		2,605,610
Net Assets ($)		63,068,454
Composition of Net Assets ($):
Paid-in capital		68,774,672
Accumulated undistributed investment income—net		511,644
Accumulated net realized gain (loss) on investments		(5,299,130)
Accumulated net unrealized appreciation (depreciation)
on investments [including ($496,074) net unrealized
(depreciation) on financial futures]		(918,732)
Net Assets ($)		63,068,454

Net Asset Value Per Share
	Restricted Class Shares	Investor Class Shares
Net Assets ($)	8,256,001	54,812,453
Shares Outstanding	578,840	3,590,808
Net Asset Value Per Share ($)	14.26	15.26

See notes to financial statements.

The Fund	27

STATEMENT OF OPERATIONS
Year Ended September 30, 2011

Investment Income ($):
Income:
Interest	814,233
Dividends:
Unaffiliated issuers	684,226
Affiliated issuers	14,886
Income from securities lending—Note 2(b)	1,996
Total Income	1,515,341
Expenses:
Investment advisory fee—Note 4(a)	523,457
Shareholder servicing costs—Note 4(b)	245,912
Auditing fees	48,747
Registration fees	27,210
Prospectus and shareholders’ reports	21,253
Custodian fees—Note 4(b)	16,228
Legal fees	14,956
Directors’ fees and expenses—Note 4(c)	2,040
Loan commitment fees—Note 3	967
Miscellaneous	44,209
Total Expenses	944,979
Less—reduction in fees due to earnings credits—Note 4(b)	(297)
Net Expenses	944,682
Investment Income—Net	570,659
Realized and Unrealized Gain (Loss) on Investments—Note 5 ($):
Net realized gain (loss) on investments	3,846,996
Net realized gain (loss) on financial futures	708,143
Net Realized Gain (Loss)	4,555,139
Net unrealized appreciation (depreciation) on investments	(2,363,251)
Net unrealized appreciation (depreciation) on financial futures	(1,161,106)
Net Unrealized Appreciation (Depreciation)	(3,524,357)
Net Realized and Unrealized Gain (Loss) on Investments	1,030,782
Net Increase in Net Assets Resulting from Operations	1,601,441

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2011	2010
Operations ($):
Investment income—net	570,659	689,544
Net realized gain (loss) on investments	4,555,139	5,318,637
Net unrealized appreciation
(depreciation) on investments	(3,524,357)	(888,034)
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,601,441	5,120,147
Dividends to Shareholders from ($):
Investment income—net:
Restricted Class Shares	(125,184)	(160,699)
Investor Class Shares	(677,415)	(1,036,415)
Total Dividends	(802,599)	(1,197,114)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Restricted Class Shares	760,023	483,931
Investor Class Shares	5,898,479	2,769,769
Dividends reinvested:
Restricted Class Shares	124,372	160,198
Investor Class Shares	641,930	984,973
Cost of shares redeemed:
Restricted Class Shares	(600,238)	(1,004,474)
Investor Class Shares	(12,354,090)	(9,954,735)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(5,529,524)	(6,560,338)
Total Increase (Decrease) in Net Assets	(4,730,682)	(2,637,305)
Net Assets ($):
Beginning of Period	67,799,136	70,436,441
End of Period	63,068,454	67,799,136
Undistributed investment income—net	511,644	525,414

The Fund	29

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2011	2010
Capital Share Transactions:
Restricted Class Shares
Shares sold	49,938	35,579
Shares issued for dividends reinvested	8,495	11,911
Shares redeemed	(39,543)	(73,584)
Net Increase (Decrease) in Shares Outstanding	18,890	(26,094)
Investor Class Shares
Shares sold	358,488	187,797
Shares issued for dividends reinvested	40,861	68,306
Shares redeemed	(772,928)	(677,404)
Net Increase (Decrease) in Shares Outstanding	(373,579)	(421,301)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended September 30,
Restricted Class Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	14.13	13.36	13.36	17.18	16.60
Investment Operations:
Investment income—net[a]	.17	.18	.24	.31	.42
Net realized and unrealized
gain (loss) on investments	.19	.88	.00[b]	(2.41)	1.45
Total from Investment Operations	.36	1.06	.24	(2.10)	1.87
Distributions:
Dividends from investment income—net	(.23)	(.29)	(.24)	(.54)	(.51)
Dividends from net realized
gain on investments	—	—	—	(1.18)	(.78)
Total Distributions	(.23)	(.29)	(.24)	(1.72)	(1.29)
Net asset value, end of period	14.26	14.13	13.36	13.36	17.18
Total Return (%)	2.47	7.94	2.31	(13.38)	11.70
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.06	1.02	1.05	1.16	1.00
Ratio of net expenses
to average net assets	1.06	1.02	1.04	1.15	1.00
Ratio of net investment income
to average net assets	1.11	1.29	2.13	2.08	2.50
Portfolio Turnover Rate	72.79	88.11	73.05	82.41	49.68
Net Assets, end of period ($ x 1,000)	8,256	7,911	7,832	20,647	34,102

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.

See notes to financial statements.

The Fund	31

FINANCIAL HIGHLIGHTS (continued)

		Year Ended September 30,
Investor Class Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	15.11	14.27	14.23	18.18	17.52
Investment Operations:
Investment income—net[a]	.13	.14	.20	.26	.39
Net realized and unrealized
gain (loss) on investments	.20	.94	.03	(2.54)	1.53
Total from Investment Operations	.33	1.08	.23	(2.28)	1.92
Distributions:
Dividends from investment income—net	(.18)	(.24)	(.19)	(.49)	(.48)
Dividends from net realized
gain on investments	—	—	—	(1.18)	(.78)
Total Distributions	(.18)	(.24)	(.19)	(1.67)	(1.26)
Net asset value, end of period	15.26	15.11	14.27	14.23	18.18
Total Return (%)	2.12	7.58	1.98	(13.65)	11.37
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.39	1.36	1.41	1.54	1.34
Ratio of net expenses
to average net assets	1.39	1.36	1.40	1.53	1.34
Ratio of net investment income
to average net assets	.78	.96	1.59	1.62	2.18
Portfolio Turnover Rate	72.79	88.11	73.05	82.41	49.68
Net Assets, end of period ($ x 1,000)	54,812	59,889	62,604	75,171	46,830

a Based on average shares outstanding at each month end.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—General:

Dreyfus LifeTime Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering one fund, the Growth and Income Portfolio (the “fund”).The fund’s investment objective is to seek maximum total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Capital Management Corporation (“Mellon Capital”), an indirect wholly owned subsidiary of BNY Mellon, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 50 million shares of $.001 par value Common Stock in each of the following classes of shares: Restricted Class and Investor Class. Investor Class shares are offered to any investor and Restricted Class shares are offered only to clients of certain banks, securities brokers or dealers and other financial institutions that have entered into selling agreements with the Distributor. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”)

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All preceding securities are categorized within Level 1 of the fair value hierarchy.

Investments in debt securities excluding short-term investments (other than U.S.Treasury Bills) and financial futures (other than those traded on an exchange) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.These securities are generally categorized within Level 2 of the fair value hierarchy.

The Fund	35

NOTES TO FINANCIAL STATEMENTS (continued)

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service approved by the Board of Directors. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.These securities are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	—	7,033,744	—	7,033,744
Equity Securities—
Domestic†	29,000,988	—	—	29,000,988
Foreign Government	—	1,544,341	—	1,544,341
Municipal Bonds	—	72,611	—	72,611
Mutual Funds	12,033,200	—	—	12,033,200
U.S. Government
Agencies/
Mortgage-Backed	—	2,153,094	—	2,153,094
U.S. Treasury	—	13,545,910	—	13,545,910
Liabilities ($)
Other Financial
Instruments:
Futures††	(496,074)	—	—	(496,074)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized (depreciation) at period end.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measure-

The Fund	37

NOTES TO FINANCIAL STATEMENTS (continued)

ment to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended September 30, 2011, The Bank of New York Mellon earned $855 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended September 30, 2011 were as follows:

Affiliated
Investment	Value			Value	Net
Company	9/30/2010($)	Purchases ($)	Sales	($) 9/30/2011 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	10,445,000	26,431,000	25,025,000	11,851,000	18.8
Dreyfus
Institutional
Cash
Advantage
Fund	425,040	12,962,809	13,205,649	182,200.3
Total	10,870,040	39,393,809	38,230,649	12,033,200	19.1

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions

The Fund	39

NOTES TO FINANCIAL STATEMENTS (continued)

as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $511,538, accumulated capital losses $5,398,438 and unrealized depreciation $819,318.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2011. If not applied, $4,296,805 of the carryover expires in fiscal 2017 and $1,101,633 expires in fiscal 2018.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, the 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act. As a result of this ordering rule, capital loss carryovers related to taxable years beginning prior to the effective date of the 2010 Act may be more likely to expire unused.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2011 and September 30, 2010 were as follows: ordinary income $802,599 and $1,197,114, respectively.

During the period ended September 30, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments and real estate investment trusts, the fund increased accumulated undistributed investment income-net by $218,170 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 3—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended September 30, 2011, the fund did not borrow under the Facilities.

NOTE 4—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and Mellon Capital, Dreyfus has agreed to pay Mellon Capital a monthly sub-advisory fee for the fund, computed at the following annual rates:

Annual Fee as a Percentage of
Total Fund Net Assets	Average Daily Net Assets of the Fund
$0 up to $600 million	.28%
$600 million up to $1.2 billion	.18%
$1.2 billion up to $1.8 billion	.13%
In excess of $1.8 billion	.08%

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25% of the value of the average daily net assets of the fund’s Investor Class shares for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund

The Fund	41

NOTES TO FINANCIAL STATEMENTS (continued)

and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2011, the fund’s Investor Class was charged $152,911 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2011, the fund was charged $46,218 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2011, the fund was charged $6,992 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $297.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2011, the fund was charged $16,228 pursuant to the custody agreement.

During the period ended September 30, 2011, the fund was charged $7,146 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $38,518, shareholder services plan fees $11,983, custodian fees $8,000, chief compliance officer fees $3,750 and transfer agency per account fees $6,455.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 5—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended September 30, 2011, amounted to $41,720,857 and $46,911,708, respectively.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments.The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last

The Fund	43

NOTES TO FINANCIAL STATEMENTS (continued)

sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss. There is minimal counterparty credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at September 30, 2011 are set forth in the Statement of Financial Futures.

The following summarizes the average market value of derivatives outstanding during the period ended September 30, 2011:

Average Market Value ($)
Equity futures contracts	11,829,046

At September 30, 2011, the cost of investments for federal income tax purposes was $66,203,206; accordingly, accumulated net unrealized depreciation on investments was $819,318, consisting of $2,903,826 gross unrealized appreciation and $3,723,144 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus LifeTime Portfolios, Inc.

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus LifeTime Portfolios, Inc., Growth and Income Portfolio (the sole series comprising Dreyfus LifeTime Portfolios, Inc.) as of September 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus LifeTime Portfolios, Inc., Growth and Income Portfolio at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 23, 2011

The Fund	45

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 65.56% of the ordinary dividends paid during the fiscal year ended September 30, 2011 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $477,421 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2012 of the percentage applicable to the preparation of their 2011 income tax returns.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AND SUB-INVESTMENT
ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on July 13 and 14, 2011, the Board considered the renewal of the Fund’s Investment Advisory Agreement pursuant to which Dreyfus provides the Fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Mellon Capital Management Corporation (the “Sub-Adviser”) provides day-to-day management of the fund’s investments.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance

The Fund	47

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY
AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2011, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of March 31, 2011. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board members discussed the results of the comparisons and noted that the fund’s total return performance was variously above and below the Performance Group and Performance Universe medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee was slightly above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group and Expense Universe medians.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Sub-Adviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Sub-Adviser and Dreyfus.The Board also noted the Sub-Adviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Fund	49

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY
AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Sub-Adviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations.They also noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board members also considered potential benefits to Dreyfus and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Sub-Adviser are adequate and appropriate.

  The Board generally was satisfied with the fund’s overall performance.

  The Board concluded that the fees paid to Dreyfus and the Sub- Adviser were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreements was in the best interests of the fund and its shareholders.

The Fund	51

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (67)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 167
———————
Clifford L. Alexander, Jr. (78)
Board Member (2009)
Principal Occupation During Past 5Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
No. of Portfolios for which Board Member Serves: 45
———————
David W. Burke (75)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
No. of Portfolios for which Board Member Serves: 82
———————
Whitney I. Gerard (76)
Board Member (1993)
Principal Occupation During Past 5Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 25

Nathan Leventhal (68)
Board Member (2009)
Principal Occupation During Past 5Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Public Company Board Memberships During Past 5Years:
• Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 43
———————
George L. Perry (77)
Board Member (1992)
Principal Occupation During Past 5Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 25
———————
Benaree Pratt Wiley (65)
Board Member (2009)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 68
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Lucy Wilson Benson, Emeritus Board Member
Arthur A. Hartman, Emeritus Board Member

The Fund	53

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 75 investment companies (comprised of 167 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

The Fund	55

OFFICERS OF THE FUND (Unaudited) (continued)

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 192 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 188 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Distributor since October

For More Information

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,196 in 2010 and $35,820 in 2011.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,382 in 2010 and $6,000 in 2011. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,542 in 2010 and $2,731 in 2011. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $667 in 2010 and $23 in 2011. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2010 and $0 in 2011.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $29,311,662 in 2010 and $16,565,389 in 2011.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus LifeTime Portfolios, Inc.;

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	November 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	November 22, 2011

By: /s/ James Windels
James Windels, Treasurer
Date:	November 22, 2011

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)